CHENIERE ENERGY
Cheniere Energy
Corporate Presentation
April 2010

Safe Harbor Act
1
This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of
the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements, other than statements of historical facts, included herein are “forward-looking statements.”
Included among “forward-looking statements” are, among other things:
▪ statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving terminals by certain dates, or at all;
▪ statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, to construct and operate proposed LNG receiving terminals by a certain date, or at all;
▪ statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future capacity of liquefaction or regasification facilities worldwide regardless of the source of such information;
▪ statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level;
▪ statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the engagement of any EPC contractor;
▪ statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received; statements regarding the commercial terms and potential revenues from activities described in this presentation;
▪ statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments;
▪ statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal described in this presentation;
▪ statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections;
▪ statements regarding Cheniere, Cheniere Energy Partners and Cheniere Marketing forecasts, and any potential revenues, cash flows and capital expenditures which may be derived from any of Cheniere business groups;
▪ statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines;
▪ statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals;
▪ statements regarding the payment by Cheniere Energy Partners, L.P. of cash distributions;
▪ statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, forecasts or objectives; any or all of which are subject to change;
▪ statements regarding estimated corporate overhead expenses; and
▪ any other statements that relate to non-historical information.

These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,” “expect,” “forecast,” “opportunities,”
“plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2009, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements.

Cheniere Energy
Marketing
Sabine Pass LNG (SPLNG) (90.6%)
Freeport LNG (30%)
Approved Permits:
Creole Trail LNG
Corpus Christi LNG
Creole Trail P/L (100%)
Approved Permits:
Creole Trail P/L Phase II
Corpus Christi P/L
2.0 Bcf/d SPLNG TUA
MSPAs with major
LNG suppliers,
merchants, utilities
Isle of Grain Put
Option 12 Cargoes/yr
Over 100 domestic
NAESBs and ISDAs
Pipelines
Terminals
Cheniere Business Segments

TUA	Capacity	2010 Full-Year Payments ($ in MM)
Total LNG USA Chevron USA Cheniere Marketing	1.0 Bcf/d 1.0 Bcf/d 2.0 Bcf/d	$123 $128 $252
Aerial view of Sabine Pass LNG
3
Sabine Pass LNG
Cheniere Energy, Inc. 90.6%
▪ Vaporization
 – ~4.3 Bcf/d peak send-out
▪ Storage
 – 5 tanks x 160,000 cm (16.9 Bcfe)
▪ Berthing / Unloading
 – Two docks
 – LNG carriers up to 266,000 cm
 – Four dedicated tugs
▪ Land
 – 853 acres in Cameron Parish, LA
▪ Accessibility - Deep Water Ship Channel
 – Sabine River Channel dredged to 40
 feet
▪ Proximity
 – 3.7 nautical miles from coast
 – 22.8 nautical miles from outer buoy
▪ LNG Export Licenses Approved

Cheniere Creole Trail Pipeline
Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Zone 2 - Future
Trunkline (TRUNK)
Texas Eastern (TETCO)
Transco (TRANS)
Tennessee
ANR
Texas Gas
Florida Gas
Transco
Columbia Gulf
Cypress
NGPL (NGPL)
Bridgeline (BRGJB)
Transco (SWLAT)
Tennessee (SWLAT)
Florida Gas (SWLAT)
Henry Hub
Sabine Pass LNG Terminal
Future Creole Trail LNG Terminal
Gulf of Mexico

CHENIERE

▪ Size:
 – 2.0 Bcf/d
▪ Diameter:
 – 42-inch diameter
▪ Cost:
 – ~$560 million first 94 miles
▪ Initial interconnects:
 – 4.1 Bcf/d of interconnect
 capacity
▪ Provides optimal market access for LNG from the Sabine Pass terminal
▪ First 94 miles complete and in-service, additional 58 miles permitted
Creole Trail Pipeline
Cheniere Energy, Inc. 100%

Sold - Terminal Use Agreement (TUA)	Capacity (Bcf/d)	Estimated Annual Distribution to Cheniere*
Conoco Dow Mitsubishi	0.90 0.50 0.15	$8 - $12MM
*Quarterly cash distributions commenced in 1Q09 and are subject to Freeport board approval.
April 2009
Freeport LNG Development, L.P.
Cheniere Energy, Inc. 30%

Strategic Focus
▪ Commercial - monetize 2 Bcf/d regas capacity at
 Sabine Pass receiving terminal held by Cheniere
 Marketing
 – International LNG marketing efforts
 – Seek long-term TUAs, LNG purchase/sale agreements
 – Purchase spot cargoes available in the Gulf of Mexico
▪ Financial - manage liquidity

J.P. Morgan Arrangement
▪ Cheniere and J.P. Morgan join LNG marketing efforts
▪ CMI provides all services related to:
 –  sourcing deals and negotiating contracts, purchasing,
 transporting, receiving, storing, regasifying and selling cargoes of LNG and regasified LNG on an exclusive basis
▪ JPM provides credit support
▪ JPM pays a fixed fee and may pay additional fees dependent upon gross margins achieved
▪ JPM acquired CMI’s commercial inventory as of April 1, 2010
▪ JPM has option to sign 0.5 Bcf/d TUA at $0.32/MMBtu

MTA
200
180
160
140
120
100
80
60
40
20
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Asia Pacific
Europe
Americas
Supply

CHENIERE

Source: Poten
24.2
15
7
2
Bcf/d(e)
Supply and Demand Trends

18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 (e)
Average

CHENIERE

Source: GIIGNL, Cheniere Research, 2009e
Skikda
Explosion
Schedule slippage,
underperformance
FMs, Maintenance
YoY Change in Supply Trends
Well-below Average for Second Year

8
6
4
2
0
-2
-4
Abud Dhabi
Algeria
Australia
Brunei
Egypt
E Guinea
Indonesia
Libya
Malaysia
Nigeria
Norway
Oman
Qatar
Trinidad
US
Russia
Yemen

8
6
4
2
0
-2
-4
-6
Argentina
Belgium
Brazil
China
Dom. Rep.
France
Greece
India
Italy
Japan
Korea
Portugal
Puerto Rico
Spain
Taiwan
Turkey
UK
US
Canada
Chile
Kuwait
Mexico-AB
Mexico-AP

Traditional markets offset

CHENIERE

Source: Poten
Supply growth masked
by production losses
Traditional markets offset
by traded markets

YoY Changes in LNG Supply and Demand

But LNG Imports Up ~1 Bcf/d YOY

Mediterranean vs NW Europe LNG Imports
Bcf
180
160
140
120
100
80
60
40
20
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
NWE 08
Med 08
NWE 09
Med 09
NWE 07
Med 07

CHENIERE

2009 ‘Anomaly’
Europe Oversupplied but LNG Imports Up
Recession induced demand reduction ~4 Bcf/d
Med
NWE
+ 109%
(+145 cargoes)
Note: NWE = UK, BE, + Montoir
- 1.5%
(-7 cargoes, despite
addition of Rovigo in
Italy)
Source: Waterborne

Bcf/d
Percent of Total Trade
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0.7
0.8
0.8
1.1
0.7
1.1
1.2
1.8
2.0
2.4
3.3
4.3
4.0
3.2
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

CHENIERE

Source: GIIGNL. Cheniere Research , 2009 Estimated
Growth Trend in Diversion of Flexible Term Supply
LNG Spot Trade

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% Total Spot
2001
2002
2003
2004
2005
2006
2007
2008
2009
Atlantic
Pacific

CHENIERE

Source: GIIGNL. Cheniere Research , 2009e
Spot Concentrated in Atlantic Traditionally
Rapid Shift to Asia and Back
Extreme Price Movements
$20/MMBTU
$7/MMBTU
Spot Buying By Region

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005
2006
2007
2008
2009
JKT
Emerging Asia
Mediterranean
Other Americas
US
NW Europe

CHENIERE

Traded
Liquid
Markets
Loose
Gradual Tightening
Loose
Source: GIIGNL, Cheniere Research , 2009e
Spot LNG By Destination Region

Capacity Additions by Basin
MT
22
20
18
16
14
12
10
8
6
4
2
-
MEG
AP
AB
08Q1
08Q2
08Q3
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3
14Q4
15Q1
15Q2
15Q3
15Q4

CHENIERE

Source: Cheniere Research
Firm Liquefaction Capacity Additions

Annualized*
($ in MM)
Disbursements
▪ Cheniere Marketing TUA @ Sabine Pass $252
▪ G&A       30-40
▪ Pipeline & tug services   10
▪ Other, incl adv tax payments    3-5
▪ Debt service   44
$55 - 65
*Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update the forecast. See “Safe Harbor” cautions. Estimates exclude earnings forecasts from operating activities.
Net cash outflow
Estimated Future Cash Flows
Cheniere Energy, Inc.
Receipts
▪ Freeport investment    $8-12
▪ Distributions from CQP   254
▪ Management fees from CQP   19

Annualized*
($ in MM)
Disbursements
▪ Operating Expenses    $34
▪ Management Fees    19
▪ Debt Service    165
$285
*Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change.
Actual performance may differ materially from, and there is no plan to update the forecast. See “Safe Harbor” cautions.
Available Cash
Distributions to Unitholders
$281
Estimated Future Cash Flows
Cheniere Energy Partners
Receipts
▪ TUA Customers    $503

Public Unit holders
9.4% LP Interest
Cheniere Energy
Investments, LLC
Sabine Pass LNG-GP, Inc.
Sabine Pass LNG, L.P.
Sabine Pass LNG-LP, LLC
100% Ownership Interest
100% Ownership Interest
100% Ownership Interest
100% LP Interest
Non-Economic GP Interest

100% Ownership Interest
Cheniere LNG Holdings, LLC
$205 mm 2.25% Convertible Senior Unsecured Notes due 2012

$550 mm 7.25% Senior Secured Notes due 2013
$1,666 mm 7.50% Senior Secured Notes due 2016
88.6% LP Interest
100% of 2% GP Interest
NYSE Amex US: LNG
NYSE Amex US: CQP
3
$400 mm 9.75% Term Loan due 2012
$294 mm 12.0% Convertible Senior Secured Notes due
2018
Note: Balances as of December 31, 2009.
Organizational Structure